© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Holdings, Inc. Q1 2025 Investor Presentation Updated May 1, 2025 ir@pros.com

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Disclaimer / Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability goals; ability to achieve "Rule of 40“; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; subscription ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this presentation are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (b) the macroeconomic environment and geopolitical uncertainty and events, (c) increasing business from customers, maintaining subscription renewal rates and capturing customer IT spend, (d) managing our growth and profit objectives effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security and data localization laws, (t) the rapid adoption, evolution, and understanding of AI, (u) our debt repayment obligations, (v) the timing of revenue recognition and cash flow from operations, and (w) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as tools for assessing the comparability between periods as well as company by company. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Investors are encouraged to review the reconciliation of our historical non-GAAP financial measures to the comparable GAAP results, which can be found, along with other financial information, on the investor relations’ page of our website at PROS.com. We are unable to reconcile forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information needed to complete a reconciliation is unavailable at this time without unreasonable effort.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS at a Glance 3 $336 mm Total Revenue Q1 ‘25 TTM 85% Recurring Revenue as a % of Q1 ‘25 TTM Total Revenue $38B+ Underpenetrated, Addressable Market Subscription Revenue CAGR Since Cloud Transition (FY 2015 – FY 2024) 80+ Countries with Customers 28% 93%+ Customer Gross Revenue Retention Rate Q1 ’25 TTM 4.8T Transactions Processed Q1 ’25 TTM $32mm+ Free Cash Flow1 Q1 ‘25 TTM 192% Improvement YoY 1. For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Business Overview 4

PROS Real-Time AI Platform Maximizes Value for B2B Commerce



Digital Offer Marketing
Ad Modules
SEO Landing Pages
Ad Distribution with Real-time Prices
Search Engine Marketing
Smart Rebate Management
Programs
Rebates
Accruals
Settlements
Smart Price Optimization & Management
Omnichannel Price Management
Neural Network AI
eCommerce Optimization
Capacity Aware Optimization
Pricing Analytics
Cost Optimization
Price Lists
Extensible AI
Smart Configure, Price, Quote
Omnichannel Quoting, Price Agmts. & Subs.
Rich Media Catalog
Constraints-based Configuration
Guided Selling
Document Generation
10K+ Line Quotes
Mass Price Update Workflow
Collaboration Portal
Insights Powered by an Industry-Leading Real-Time, AI Platform
AI
Real-Time
Secure
Data Core
Scalable
High Availability
Extensible
Back Office Systems
ERP
Data Warehouse
Homegrown Systems
Data Providers
API
+ Many More
Front Office Systems
eCommerce/ Marketplaces
CRM
Partner Portals
Marketing Systems
API
+ Many More
Direct Sales
Resellers / Distributors
Marketers
Buyer

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary.

5

PROS Real-Time AI Platform Maximizes Value for Travel Commerce

PROS


Digital Offer Marketing
Ad Modules
SEO Landing Pages
Ad Distribution with Real-time Prices
Search Engine Marketing
Back Office Systems
PSS
ERP
Homegrown Systems
Data Warehouse & Data Providers
API
+ Many More
Offer Management
Demand Forecasting & Price Elasticity
Class-based or Continuous Pricing
Holiday, Special Events, & Influences
Network / O&D / Segment Optimization
Dynamic Pricing of Ancillaries
Corporate Travel
Shopping/Distribution
Full NDC Offer Management
Direct Distribution to MSE
Direct Connect Pricing and Availability
ATPCO Pricing & Repricing
Inspiration / Calendar Search
Merchandising
Order Management
Quote, Negotiate, Save, and Book
Management & PNR Modifications
Ticketing & Payments
Reporting & Analytics
Ancillaries
EMD Handling
Front Office Systems
Airline.com
OTA
MSE
Agency Portals / GDS
Marketing Systems
API
+ Many More
Direct Sales
Resellers / Distributors
Marketers
Buyer
Insights Powered by an Industry-Leading Real-Time, AI Platform
AI
Real-Time
Secure
Data Core
Scalable
High Availability
Extensible

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary.

6

Real-Time AI is at the Core of the PROS Platform

PROS

4.8T Transactions Processed[1]
(+27% YoY)

99.97% Uptime[1,2]

Sub-300ms Response Time

~8.5M Transactions Per Minute[1]

PROS

Self-Learning, Trainable

Predictive, Prescriptive, Generative

Explainable, Trustworthy

Responsible

AI	Real-Time	Secure	Data Core	Scalable	High Availability	Extensible

1. *Trailing twelve-month measurement as of 3/31/2025. Transactions per minute is an average over the period.*
2. *Excludes impact from the CrowdStrike outage.*

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary.

7 7

PROS Library of AI Models & Techniques Ensemble to Solve High-Value Business Problems

PROS

Business Problems

Supply Chain Optimization

- Production Planning
- Fleet Acquisition & Disposition
- Fleet Distribution
- Production Mix Optimization
- Procurement Optimization

Revenue and Cost Optimization

- Negotiated Price Optimization
- Ecommerce Price Optimization
- EMSR (Expected Marginal Seat Revenue)
- O&D, Leg & Segment-based Optimization
- Request-Specific Pricing

- Inventory Control + Optimization
- Capacity Aware Optimization
- Forecasting
- Cost Optimization

Sales Guidance

- Offer Optimization
- Dynamic Pricing of Ancillaries
- Cross-Sell / Upsell Recommendation
- Churn Prediction

PROS AI

Learning Paradigms, Models, and Tools

Business AI

Predictive Algorithms

- Neural networks (FF Wide & Deep, NN Matrix Factorization)
- Online Learning (Bayesian & Variational Inference)
- Decision Trees
- Semi-parametric Estimation
- Parametric estimation

Prescriptive Algorithms

- Linear programming
- Non-linear programming
- Dynamic programming
- Integer programming
- Reinforcement learning

Data Science Techniques

- Constraint Satisfaction Programming
- Shapley Value (SHAP)
- kNN clustering
- Extensible AI

Internet AI

Recommender System

Collaborative Filtering

Perceptual AI

Human-Computer Interaction

Large Language Models

Microsoft Copilot for Sales

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary.

8

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Trusted by the World’s Leading Enterprises 9 Travel Chemicals & Energy Healthcare Food & Consumables Services Automotive & Industrial Technology

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Drives Significant, Measurable Business Outcomes 10 +200-500 bps Margin Improvement Source: PROS study of 131 customers’ self-reported results, 2022. Forrester Total Economic Impact Report, 2023. 9 months Payback +67% Average Efficiency Gain Average Revenue Uplift +8%

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS TAM is Massive, Global, and Growing 11 1.TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors. $38B+ Underpenetrated, Addressable Market1 $3.3B Travel $3.2B Automotive & Industrial $2.1B Healthcare $1.9B Technology $1.8B Food & Consumables $1.1B Business Services $800mm Chemicals & Energy $14B+ Strategic Industries & Geographies

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Strategic Focus Areas 12 Land the Platform, Realize Value, and Expand with Many Paths Extend PROS Reach and Impact Through Strategic Partner Collaboration Infuse AI In Everything We Do

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. An Ecosystem of Partners Help Position Us to Win 13 Systems Integrators GTM Partners

Extensive Integrations & Technology Partners

PROS

CRMs
- Microsoft Dynamics 365
- salesforce sales cloud
- C4C SAP Cloud for Customer
- Creatio

ERP / Platform
- Microsoft Power Platform
- ORACLE
- salesforce force.com
- Microsoft Dynamics 365
- SAP

eCommerce Platforms
- salesforce community cloud
- salesforce commerce cloud
- SAP Commerce Cloud
- VTEX
- Adobe Commerce Cloud

MarTech
- ADYLIC
- MOVABLE INK
- flashtalking

SalesTech
- Adobe Sign
- DocuSign
- DocuSign CLM
- Icertis
- Xactly
- enable
- SMC3
- Flintfox

Billing, Payments & Tax
- BillingPlatform
- pci proxy
- IATA
- Avalara
- amadeus Payment Gateway

Data Providers
- atpco
- IATA
- INFARE
- OAG
- OPIS A DOW JONES COMPANY

Online Travel Agencies
- ANIXE
- 2e Systems
- OpenJaw
- Google Flights
- DOHOP
- Skyscanner

Offer & Order
- amadeus
- volantio
- TRAVELPORT
- Datalex
- navitaire an amadeus company
- Sabre
- 中国航信 TravelSky
- accelya
- RADIXX
- Hitit
- TROYA

API Integration into any ecosystem

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary.

14

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Financial Overview 15

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Subscription Revenue Growth Trajectory ($mm) 16 1. The 2025 dollar value is based on the $295mm mid-point of the Subscription Revenue 2025 Guidance. 2025 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. 1 28% FY15 – FY24 Subscription Revenue CAGR 29 38 61 99 145 170 178 204 234 266 295 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025E

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Driving Consistent Margin Expansion 17 For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation. 73% 77% 78% 80% Q1'22 Q1'23 Q1'24 Q1'25 TTM Non-GAAP Subscription Gross Margin -6% -1% 9% 12% Q1'22 Q1'23 Q1'24 Q1'25 TTM Non-GAAP Services Gross Margin 62% 64% 66% 69% Q1'22 Q1'23 Q1'24 Q1'25 TTM Non-GAAP Total Gross Margin

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. $(25) $(8) $13 $34 3% 67% 260% 164% Expanding Profitability Margin 18 TTM Operating Expense to Revenue Ratios TTM Adjusted EBITDA Margin G&A S&M R&D ($mm) Adj. EBITDA ($mm) Adj. EBITDA YoY Improvement % G&A S&M R&D For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation. For purposes of the E/R ratios presented, historical non-GAAP expense was utilized. For reconciliations of GAAP operating expenses to non-GAAP, refer to the supplemental tables in PROS earnings press releases. $38 $39 $41 $40 $75 $78 $75 $80 $76 $77 $80 $80 -10% -3% 4% 10% Q1'22 Q1'23 Q1'24 Q1'25 29% 27% 26% 24% 29% 28% 24% 24% 15% 14% 13% 12% Q1'22 Q1'23 Q1'24 Q1'25

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. -11% -5% 4% 10% Q1'22 Q1'23 Q1'24 Q1'25 TTM Free Cash Flow Margin Improving Free Cash Flow Generation 19 For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. First Quarter Earnings Recap 20 $mm (Except Per Share) Q1 2025 Q1 2024 Improvement TTM 03/31/2025 TTM 03/31/2024 Improvement Total Revenue $86.3 $80.7 7% $336.0 $311.2 8% Subscription Revenue $70.8 $64.3 10% $272.8 $242.4 13% Adjusted EBITDA1 $8.7 $4.6 90% $34.1 $12.9 164% Free Cash Flow1 $1.1 $(4.9) 123% $32.2 $11.0 192% Non-GAAP Earnings Per Share2 $0.13 $0.04 $0.09 $0.50 $0.14 $0.36 1. For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation. 2. For definition of non-GAAP EPS or reconciliation of GAAP EPS to non-GAAP EPS, please refer to PROS earnings press release.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Guidance Summary 21 $mm (Except Per Share) Q2 2025 Guidance v. Q2 2024 at Mid-Point Full Year 2025 Guidance v. Prior Year at Mid-Point Total Revenue $87.0 to $88.0 7% $360.0 to $362.0 9% Subscription Revenue $72.0 to $72.5 10% $294.0 to $296.0 11% Subscription ARR n/a n/a $308.0 to $311.0 10% Adjusted EBITDA $4.0 to $5.0 (14%) $42.0 to $44.0 43% Free Cash Flow n/a n/a $40.0 to $44.0 61% Non-GAAP Earnings Per Share $0.04 to $0.06 $(0.02) n/a n/a The 2025 guidance shown here are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. Based on an estimated 48.2 million diluted weighted average shares outstanding for the second quarter of 2025 and a 22% non-GAAP estimated tax rate for the second quarter and full year 2025. Please see appendix for a reconciliation of GAAP metrics to non-GAAP metrics.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Long-Term Goal To Be A “Rule of 40” Company1 22 16-21% 19-24% Total Revenue Growth Free Cash Flow Margin 1. These revenue growth and free cash flow margin targets are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these targets. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation and contained in the Company’s SEC filings. 2. The estimated 2025 total revenue growth rate and free cash flow margin are based on the mid-point of the respective 2025 guidance ranges for these metrics. 2025 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation and contained in the Company’s SEC filings. 2 2% 14% 17% 21% 2022A 2023A 2024A 2025E Progress towards "Rule of 40"

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Business Metrics 23 Revenue Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Subscription $ 57,304 $ 59,987 $ 60,764 $ 64,349 $ 65,600 $ 67,068 $ 69,255 $ 70,830 Maintenance and Support $ 5,093 $ 4,693 $ 4,460 $ 3,595 $ 3,385 $ 3,361 $ 3,153 $ 2,730 Recurring Revenue $ 62,397 $ 64,680 $ 65,224 $ 67,944 $ 68,985 $ 70,429 $ 72,408 $ 73,560 Services $ 13,395 $ 12,570 $ 12,260 $ 12,744 $ 13,028 $ 12,273 $ 12,561 $ 12,762 Total Revenue $ 75,792 $ 77,250 $ 77,484 $ 80,688 $ 82,013 $ 82,702 $ 84,969 $ 86,322 Recurring Revenue % 82% 84% 84% 84% 84% 85% 85% 85% Revenue by Geography Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 United States $ 27,224 $ 26,925 $ 26,623 $ 26,933 $ 27,990 $ 29,251 $ 29,334 $ 30,880 Europe $ 24,748 $ 25,691 $ 26,082 $ 25,671 $ 25,835 $ 25,391 $ 26,089 $ 25,995 Rest of World $ 23,820 $ 24,634 $ 24,779 $ 28,084 $ 28,188 $ 28,060 $ 29,546 $ 29,447 $ in 000s

Supplemental Business Metrics

PROS

$ in 000s

Financial & Operating Metrics	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25
Non-GAAP Gross Margin[1]	65%	66%	66%	67%	67%	68%	70%	70%
Non-GAAP Subscription Gross Margin[1]	78%	78%	78%	79%	80%	80%	81%	81%
Non-GAAP Recurring Revenue Gross Margin[1]	77%	77%	77%	78%	78%	79%	79%	79%
Adjusted EBITDA[1]	$ 148	$ 5,640	$ 2,517	$ 4,585	$ 5,214	$ 9,278	$ 10,900	$ 8,702
Total Cash and Cash Equivalents*	$ 184,567	$ 169,080	$ 178,747	$ 166,423	$ 149,086	$ 150,564	$ 171,983	$ 170,023
Recurring Deferred Revenue	$ 111,688	$ 107,667	$ 114,987	$ 123,590	$ 116,644	$ 108,670	$ 126,790	$ 142,594
Total Deferred Revenue	$ 121,583	$ 116,522	$ 124,624	$ 132,648	$ 124,930	$ 117,213	$ 136,415	$ 151,146
TTM Recurring Calculated Billings[1]	$ 250,634	$ 250,319	$ 263,501	$ 265,998	$ 271,789	$ 273,585	$ 291,569	$ 304,386
Remaining Performance Obligations[2]	$ 407,600	$ 403,900	$ 469,600	$ 447,600	$ 450,300	$ 429,300	$ 475,700	$ 488,200
Remaining Performance Obligations - Current	$ 204,200	$ 199,000	$ 227,500	$ 227,400	$ 232,700	$ 231,000	$ 246,700	$ 250,200
Free Cash Flow[1]	$ (6,240)	$ 8,494	$ 13,632	$ (4,884)	$ 6,164	$ 1,363	$ 23,516	$ 1,112
Total Headcount (including contractors)	1,471	1,486	1,486	1,499	1,502	1,494	1,501	1,482

1. For definitions of non-GAAP measures or reconciliation of GAAP to non-GAAP measures, please refer to the appendix of this presentation.
2. Remaining performance obligations represent contractually committed revenue that has not yet been recognized, which includes deferred revenue and unbilled amounts that will be recognized as revenue in future periods.
**Total Cash and Cash Equivalents from Q3'23 to Q1'25 includes $10 million of restricted cash.*

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary.

24

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Our Values 25

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Our Mission: To Help People and Companies Outperform 26 We are INNOVATORS Thinking creatively to find new paths to success for our people, our customers, and our business. We CARE Putting people first - our customers, employees, partners, and community - it’s how our company was started, and how we’ll always run it. Looking for every opportunity to create a better PROS and a better experience for our customers, and we hold ourselves accountable. We are OWNERS

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Governance, Security & Environmental Sustainability 27 Governance • LEED Silver certified global HQ • Sustainable data centers worldwide through our partnership with Microsoft • Recycling program in all offices Security PROS Board of Directors and Executive team are committed to adhering to the highest ethical values and promoting transparency. For more detail and a complete list of governance documents and charters, visit the governance page of our website. For further disclosures, read our ESG report. At PROS, security is the responsibility of everyone. We take data security and privacy seriously. ✓ ISO 27001 Certified ✓ ISO 27018 Certified ✓ SOC1 Type 2 Certified ✓ SOC2 Type 2 Certified ✓ Cloud Security Alliance Compliant ✓ GDPR Compliant For more detail on security and compliance, including detail on all certifications we hold, visit the trust and security page of our website. Environmental Sustainability

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Our Responsible Approach to AI PROS isolates each customer’s data, giving them full control over pricing decisions. Our pricing algorithms are uniquely trained on each customer’s own transactional data to ensure confidentiality and prevent cross-customer influence. 28 Safeguards PROS solutions are designed to be fair and unbiased and do not use any personal information for pricing.No Surveillance Pricing PROS 'glass-box' approach ensures transparency, with clear explanations of outcomes and accessible insights into data usage. We enable auditability of customer inputs to pricing. Transparent & Explainable PROS algorithms use real-time data and smart processes to deliver accurate, reliable pricing that creates value for both sellers and buyers. Accurate & Reliable

Diversity, Equity & Inclusion

PROS

Committed to a Diverse & Inclusive Environment

We welcome and celebrate diverse perspectives, cultures and experiences. We are truly a 'people first' culture where every person is encouraged to bring their authentic selves to work and feel they belong and are valued. Our diversity in thought and action is what makes PROS a special place. Learn more

Women at PROS


36%
36%
37%
36%
41%
37%
33%
29%
2020
2021
2022
2023
2024
Overall Representation
% of All Employees Globally
Management
% of All Managers Globally

Note: 2024 figures based on 1,343 global employees as of 12/31/24.

Racial & Ethnic Minorities in the U.S.


55%
54%
55%
57%
58%
47%
47%
51%
50%
52%
2020
2021
2022
2023
2024
Overall Representation
% of All Employees U.S.
Management
% of All Managers U.S.

Note: 2024 figures based on 729 employees in the U.S. as of 12/31/24. Racial & Ethnic Minorities include AA, Asian, Hispanic and Multicultural.

PROS Employee Resource Groups (ERGs)

Our ERGs are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equity and inclusion.

blaze
THE WOMEN'S NETWORK @ PROS
EMPOWER
UNIDOS
PRIDE @PROS
YoPROS
SAHARA

For further disclosures on DEI at PROS, read our ESG report.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary.

29

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. 30

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Appendix 31

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Information – Explanation of Non-GAAP Measures 32 PROS has provided certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP recurring revenue gross margin, adjusted EBITDA and free cash flow. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS ongoing operational performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in these tables and in the earnings press release. PROS use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS industry. Non-GAAP gross profit: Non-GAAP gross profit is defined as GAAP gross profit less amortization of acquisition-related intangibles and share-based compensation costs allocated to cost of subscription, maintenance and support, and services. Non-GAAP gross margin is calculated as the percentage of non-GAAP gross profit divided by total revenue. Non-GAAP subscription gross margin and recurring revenue gross margin are similarly calculated to compare the non-GAAP gross profit of subscription revenue and recurring revenue (subscription, maintenance and support revenue), respectively, to total subscription and recurring revenue, respectively. In calculating the non-GAAP gross profit of subscription revenue, the total costs of subscription are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles and share-based compensation costs allocated to cost of subscription. In calculating the non-GAAP gross profit of recurring revenue, the total costs of subscription, maintenance and support are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles and share-based compensation costs allocated to cost of subscription and cost of maintenance and support. Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, amortization of acquisition-related intangibles, depreciation and amortization, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net loss as an indicator of our operating performance. Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures and capitalized internal-use software development costs. Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures – Guidance (In thousands, Unaudited) 33 Low High Adjusted EBITDA GAAP Loss from Operations $ (9,900) $ (8,900) Amortization of acquisition-related intangibles 1,000 1,000 Share-based compensation 12,000 12,000 Depreciation and other amortization 900 900 Adjusted EBITDA $ 4,000 $ 5,000 Q2 2025 Guidance Low High Adjusted EBITDA GAAP Loss from Operations $ (13,100) $ (11,100) Amortization of acquisition-related intangibles 3,800 3,800 Share-based compensation 47,700 47,700 Depreciation and other amortization 3,600 3,600 Adjusted EBITDA $ 42,000 $ 44,000 Full Year 2025 Guidance

Supplemental Information - GAAP to Non-GAAP Reconciliations (In thousands, Unaudited)

Gross Profit	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25
GAAP Gross Profit	$ 47,221	$ 48,786	$ 48,748	$ 51,855	$ 53,194	$ 54,404	$ 57,590	$ 58,390
Amortization of acquisition-related intangibles	1,243	1,099	953	953	953	738	629	629
Share-based compensation	985	1,033	1,073	1,068	1,151	1,177	1,180	977
Non-GAAP Gross Profit	$ 49,449	$ 50,918	$ 50,774	$ 53,876	$ 55,298	$ 56,319	$ 59,399	$ 59,996
Non-GAAP Gross Margin	65%	66%	66%	67%	67%	68%	70%	70%

Subscription Gross Profit	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25
GAAP Subscription Gross Profit	$ 43,245	$ 45,477	$ 46,214	$ 49,736	$ 51,030	$ 52,598	$ 55,026	$ 56,281
Amortization of acquisition-related intangibles	1,243	1,099	953	953	953	738	629	629
Share-based compensation	169	201	208	202	235	244	239	247
Non-GAAP Subscription Gross Profit	$ 44,657	$ 46,777	$ 47,375	$ 50,891	$ 52,218	$ 53,580	$ 55,894	$ 57,157
Non-GAAP Subscription Gross Margin	78%	78%	78%	79%	80%	80%	81%	81%

Recurring Revenue Gross Profit	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25
GAAP Recurring Revenue Gross Profit	$ 46,462	$ 48,401	$ 48,898	$ 51,469	$ 52,664	$ 54,261	$ 56,463	$ 57,310
Amortization of acquisition-related intangibles	1,243	1,099	953	953	953	738	629	629
Share-based compensation	267	294	301	339	331	342	341	342
Non-GAAP Recurring Revenue Gross Profit	$ 47,972	$ 49,794	$ 50,152	$ 52,761	$ 53,948	$ 55,341	$ 57,433	$ 58,281
Non-GAAP Recurring Revenue Gross Margin	77%	77%	77%	78%	78%	79%	79%	79%

Services Gross Profit	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25
GAAP Services Gross Profit	$ 759	$ 385	$ (150)	$ 386	$ 530	$ 143	$ 1,127	$ 1,080
Share-based compensation	718	739	772	729	820	835	839	635
Non-GAAP Services Gross Profit	$ 1,477	$ 1,124	$ 622	$ 1,115	$ 1,350	$ 978	$ 1,966	$ 1,715
Non-GAAP Services Gross Margin	11%	9%	5%	9%	10%	8%	16%	13%

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary.

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© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. Adjusted EBITDA Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 GAAP Income (Loss) From Operations $ (13,355) $ (7,842) $ (10,609) $ (10,302) $ (7,184) $ 31 $ (1,567) $ (3,825) Amortization of acquisition-related intangibles 1,620 1,446 1,301 1,301 1,300 1,074 953 953 Share-based compensation 10,752 10,933 10,768 12,700 10,248 7,271 10,535 10,669 Depreciation and other amortization 1,131 1,103 1,105 903 891 902 979 905 Capitalized internal-use software development costs - - (48) (17) (41) - - - Adjusted EBITDA $ 148 $ 5,640 $ 2,517 $ 4,585 $ 5,214 $ 9,278 $ 10,900 $ 8,702 Free Cash Flow Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Cash Flow From Operations $ (6,542) $ 8,718 $ 13,844 $ (4,644) $ 6,420 $ 1,594 $ 24,013 $ 1,215 Severance 579 121 211 - - - - - Purchase of property and equipment (277) (345) (375) (223) (215) (231) (497) (103) Capitalized internal-use software development costs - - (48) (17) (41) - - - Free Cash Flow $ (6,240) $ 8,494 $ 13,632 $ (4,884) $ 6,164 $ 1,363 $ 23,516 $ 1,112 Supplemental Information - GAAP to Non-GAAP Reconciliations (In thousands, Unaudited) 35

© 2025 PROS, Inc. All rights reserved. Confidential and Proprietary. 36